UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

HIGHPOWER INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HIGHPOWER INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Highpower International, Inc., a Delaware corporation (the “Company”), to be held on November 18, 2012 at 10:00 a.m. China Standard Time at the Company’s principal executive offices located at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect the following persons to serve as directors:

Dang Yu Pan

Wen Liang Li

Xinhai Li

T. Joseph Fisher, III

Ping Li

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote “for” the director nominees and the proposals listed above.

The Board of Directors has fixed the close of business on October 8, 2012 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

The Company’s Annual Report to Stockholders for the year ended December 31, 2011 is enclosed with this notice. The following proxy statement and enclosed proxy card is being sent to each stockholder as of the Record Date. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy card promptly to avoid the expense of additional proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 18, 2012.  The 2012 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2011 are also available at https://materials.proxyvote.com/43113x.

FOR THE BOARD OF DIRECTORS

/s/ Henry Sun
Henry Sun, Chief Financial Officer and Corporate Secretary
on behalf of the Board of Directors

Dated: October 9, 2012

Shenzhen, China

HIGHPOWER INTERNATIONAL, INC.

PROXY STATEMENT

For Annual Meeting to be Held on

November 18, 2012, 10:00 a.m., China Standard Time

This proxy statement is delivered to you by Highpower International, Inc. (“we,” “us,” the “Company,” or “Highpower”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held on November 18, 2012 at 10:00 a.m. China Standard Time at the Company’s principal executive offices located at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China (the “Annual Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is October 15, 2012.

The purpose of the Annual Meeting is to seek stockholder approval of two proposals: (1) electing five directors to the Board of Directors; and (2) ratifying the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on November 18, 2012:  The Proxy Statement and the Company’s 2011 Annual Report are available at https://materials.proxyvote.com/43113x.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on October 8, 2012 (“the Record Date”) will be entitled to vote at the Annual Meeting. There were 13,582,106 shares of common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum for the Annual Meeting.  If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Abstentions and broker “non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Stockholders may not cumulate their votes.

Voting Your Proxy

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy.  Even if you plan to attend the Annual Meeting, we urge you to vote in advance. Please follow the appropriate instructions described below:

Stockholder of Record: Shares Registered in Your Name – If you are a stockholder of record, you may vote in person at the Annual Meeting or you may vote by mail by completing, signing, dating and returning the accompanying proxy card in the prepaid envelope provided. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization. Stockholders of record may vote in person by attending the Annual Meeting and completing a ballot distributed at the meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent – Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. Stockholders who hold their shares in street name may vote in person by attending the Annual Meeting only if they have requested and received a legal proxy from their broker or other nominee, and deliver the proxy to the inspector of election before or at the meeting.

Counting of Votes

Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:  (1) FOR the election of the nominees for director named herein; and (2) FOR the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of Broadridge Financial Solutions, Inc. and our transfer agent will assist us in the tabulation of the votes.

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Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.

If applicable, a "broker non-vote" occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in "street name") does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal. Brokers generally have discretionary authority to vote on routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. The ratification of the appointment of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm is considered a routine matter. The election of directors is considered a non-routine matter and brokers do not have discretionary authority to vote on this proposal.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes on determining the presence of a quorum and on the results of each proposal.

Revoking Your Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

Appraisal Rights

Under the Delaware General Corporation Law, stockholders entitled to vote will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the meeting, and we will not independently provide stockholders with any such right.

Solicitation of Proxies

The cost of this solicitation of proxies will be borne by the Company.  In addition, the Company will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Highpower registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Delivery of Proxy Materials to Households

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g. brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.  If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors or any of their associates has any interest in any of the matters to be acted upon at the Annual Meeting, except, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has five authorized members on its Board of Directors. The Company’s Bylaws give the Board of Directors the authority to establish, increase or decrease the number of directors.   The nominees for election at the Annual Meeting of Stockholders to the Board of Directors are Dang Yu Pan, Wen Liang Li, Xinhai Li, T. Joseph Fisher, III, and Ping Li, all of whom currently serve on the Board of Directors and advised the Company of their willingness to serve as a member of the Company’s Board of Directors if elected. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in 2013 or until their successors are elected and qualified.  If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees. If a quorum exists at the Annual Meeting, the affirmative vote of a plurality of all of the votes cast at the Annual Meeting is required for the election of each of the nominees for director. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the board of directors are to be voted on this proposal, such shares will be voted in favor of all of the nominees. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended the appointment of Marcum Bernstein & Pinchuk LLP (“MBP”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  MBP served as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The Company appointed MBP as its independent registered public accounting firm on September 30, 2011 to replace Dominic K.F. Chan & Co. (“DKFC”), who the Company dismissed as its independent registered public accounting firm on September 30, 2011. DKFC had served as the Company’s auditor since November 2007 and had audited the Company’s financial statements for the years ended December 31, 2010 and 2009.

The decision to change accountants was approved and ratified by the Company’s Audit Committee and Board of Directors. The reports of DKFC on the financial statements of the Company for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle. Additionally, during the Company’s two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with DKFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While DKFC was engaged by the Company, there were no disagreements with DKFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of DKFC would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009.

During the Company’s fiscal years ended December 31, 2010 and 2009 and through September 30, 2011, neither the Company, nor anyone acting on its behalf, consulted with MBP regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that MBP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

As required by Instruction 2 to Item 304 of Regulation S-K, the Company has provided DKFC and MBP with a copy of the disclosures contained in this Proxy Statement with respect to the Company’s change of independent registered public accounting firm and has given DKFC and MBP the opportunity to present their respective views with respect to any incorrect or incomplete disclosures made by the Company. Neither DKFC nor MBP submitted a statement to the Company regarding any disagreement with the disclosures provided herein.

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The stockholders are being requested to ratify the appointment of MBP at the Annual Meeting. We are not required to obtain stockholder ratification of the appointment of our independent auditors, and our Audit Committee and Board of Directors retain the authority and discretion to change independent auditors at any time. See “Report of the Audit Committee,” below, for additional information.

The Company anticipates that representatives of MBP will attend the Annual Meeting to make a statement and to respond to appropriate stockholder questions. The Company anticipates that representatives of DKFC will not attend the Annual Meeting.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2012 and 2011

The following table presents professional audit service fees, including reimbursements for expenses and related fees billed for other services rendered by DKFC, who reviewed the Company’s quarterly financial statements for the quarters ended March 31 and June 30, 2011 and audited the annual financial statements for the year ended December 31, 2010. The table also includes the professional audit service fees and all the audit-related expenses rendered by MBP, who reviewed the Company’s Form 10-Q for the quarter ended September 30, 2011 and audited the annual financial statements for the year ended December 31, 2011.

	Year ended December 31,
	2011	2010

Audit Fees(1)	$112,000	$80,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$112,000	$80,000

(1) These were fees for professional services performed by our former auditor DKFC and current auditor MBP for the review of quarterly financial reports and audits of annual financial statements in 2010 and 2011.

Pre-Approval Policy

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent registered public accounting firm for such services. The audit committee pre-approves (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the committee, which are rendered to the Company by its outside auditors (including fees).

Vote Required

You may vote in favor or against this proposal and you may also withhold your vote. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of Marcum Bernstein & Pinchuk LLP as Highpower’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the board of directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm. For purposes of the vote on this matter, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Broker non-votes are not expected as brokers are entitled to vote on this matter. However, should a broker non-vote occur, it will not be counted as votes cast and will have no effect on the result of the vote. Abstentions and broker non-votes will count toward the presence of a quorum.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

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BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our current directors and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of the date of this proxy statement:

Name	Age	Position
Dang Yu Pan	44	Chairman of the Board and Chief Executive Officer, and director nominee
Wen Liang Li	47	Vice President, Chief Technology Officer, Director, and director nominee
Xinhai Li(1)(2)(3)	49	Director and director nominee
T. Joseph Fisher, III (1)(2)(3)	60	Director and director nominee
Ping Li(1)	47	Director and director nominee

___

(1) Member of the Audit Committee (Ping Li, Chair).

(2) Member of Compensation Committee (Xinhai Li, Chair)

(3) Member of the Nominating Committee (T. Joseph Fisher, III, Chair)

Dang Yu Pan has been the Chairman of the Board and Chief Executive officer of the Company and Hong Kong Highpower Technology Co., Ltd., a wholly-owned subsidiary of the Company (“HKHT”) since November 2007 and July 2003, respectively. Mr. Pan is the founder of Shenzhen Highpower Technology Co., Ltd., a wholly owned subsidiary of HKHT (“Shenzhen Highpower”), and has served as the Chairman of the Board and Chief Executive Officer of Shenzhen Highpower since October 2002. Mr. Pan has served as a director of the Company’s wholly owned subsidiary, Icon Energy System Co., Ltd. (“ICON”), since February 2011; as a director and Chief Executive Officer of HKHT’s wholly owned subsidiary, Springpower Technology (Shenzhen) Co., Ltd. (“SZ Springpower”), since June 2008; and as a director of Shenzhen Highpower’s wholly-owned subsidiary, Huizhou Highpower Technology Co., Ltd. (“HZ HTC”), since March 2012. From May 2001 to October 2002, Mr. Pan was the General Manager and Chairman of the Board of Guangzhou HaoPeng Technology Co., Ltd. From January 1997 to July 2000, Mr. Pan was the Vice General Manager of Nanhai Shida Battery Co., Ltd. From January 1995 to December 1996, Mr. Pan served as a director of the HuangPu Aluminum Factory. Additionally, from August 1990 to December 1994, Mr. Pan worked in the sales department of the Guangzhou Aluminum Products Factory. Mr. Pan received a bachelor’s degree in metallurgical engineering from Central South University in China in 1990. We believe Mr. Pan’s qualifications to sit on our Board include his extensive understanding of our business, our products and the battery industry that he has acquired over his 15 years working in the battery industry, including over 8 years as an officer and director of as a director of Shenzhen Highpower.

Wen Liang Li has been a director of the Company since November 2007 and a director of HKHT since July 2003. Since January 2003, Mr. Li. Has served as a director and as Vice General Manager and Chief Technology Officer of Shenzhen Highpower. Mr. Li has served as a director SZ Springpower since June 2008, as a director of HZ HTC since March 2012 and as a director of Shenzhen Highpower’s 60%-owned subsidiary, Ganzhou Highpower Technology Co., Ltd (“GZ Highpower”), since September 2010. From January 1996 to December 2002, Mr. Li served as Vice General Manager of Zhuhai Taiyi Battery Co., Ltd., a battery manufacturer. Mr. Li received a master’s degree in Electrochemistry from the Harbin Institute of Technology in China in 1991. We believe that Mr. Li’s 19 years of working experience in the battery industry, including 8 years as an officer and director of Shenzhen Highpower, well qualify Mr. Li to serve on our Board.

Xinhai Li has served as a director of the Company since January 2008. Sine August 1990, Mr. Li has served as a director and professor at the China Central South University Metallurgical Science and Engineering School in China. Mr. Li received a PhD in Physical Chemistry of Metallurgy from China Central South University in August 1990.  We believe that Mr. Li’s qualifications to sit on our Board include his extensive understanding of our business and his understanding of U.S. GAAP and financial statements.

T. Joseph Fisher, III has served as a director of the Company since April 2011. Mr. Fisher has been chief executive officer and president of Contour Energy Systems, a power company commercializing customizable battery technologies, since February 2008. He also serves as president of JCF International, LLC, an advisory and consulting firm for portable power companies, which he founded in May 2007. Prior to joining Contour, Mr. Fisher was employed for 30 years at Energizer Battery, where he had held numerous senior management positions including Vice President – Global Rechargeable Battery Business Unit from April 2001 to may 2007, Vice President and General Manager – Energizer Power Systems, Vice President – Business Development, General Manager – Miniature Batteries, as well as holding several International Management assignments in Europe, Argentina and South Africa. Mr. Fisher received his B.S. in Industrial Management from the University of Cincinnati and also has an MBA from the West Virginia College of Graduate Studies, now a part of Marshall University. We believe that Mr. Fisher’s qualifications to sit on our Board include his extensive knowledge and over 30 years of experience in the battery industry, as well as his knowledge of U.S. GAAP and financial statements.

Ping Li has served as a director of the Company since January 2008. Since November 2008, Mr. Li has served as Director at Intel Capital, focusing on Intel’s investment activities in China. From July 2003 to October 2008, Mr. Li served as the Managing Director of Investment at ChinaVest, a venture capital firm. From February 2002 to July 2003, Mr. Li served as Chief Financial Officer of Great Wall Technology Co., Ltd., an investment technology company. Mr. Li received a master’s degree in biology from Columbia University in 1989 and an MBA in finance in 1994 from the Wharton School of the University of Pennsylvania.  We believe that Mr. Li’s qualifications to sit on our Board include his knowledge of the capital market and his experience, expertise and background with respect to accounting matters, including his experience as a chief financial officer and familiarity with U.S. GAAP and financial statements.

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Information Concerning Executive Officers

The following table sets forth certain information with respect to our executive officers who are not also members of the Company’s Board of Directors.

Name	Age	Position
Wen Wei Ma	42	Vice President of Manufacturing
Henry Sun	40	Chief Financial Officer and Corporate Secretary
Michael Wang	41	Vice President of Sales and Marketing
Bin Ran	42	Vice President of Strategy and Human Resources
Wen Jia Xiao	35	Vice President of Quality Control

Wen Wei Ma has served as the Company’s Vice President of Manufacturing since November 2007 and as a director of HKHT since July 2003. Mr. Ma has served as a director and as a Vice General Manager of Manufacturing of Shenzhen Highpower since October 2002. Mr. Ma received a diploma in chymic analysis from the Guangzhou Trade School of Light Industry in China in 1989.

Henry Sun has served as the Chief Financial Officer of the Company since January 2011. Mr. Sun joined the Company in November 2010 as the President’s Assistant.  Prior to joining the Company, Mr. Sun was the Chief Financial Officer of Zoomlion Concrete Machinery Company from November 2009 to October 2010.  From November 2008 to September 2009, Mr. Sun served as the Finance Director of Yasheng Group USA (OTCBB: YHGG). From December 2006 to November 2008, he was the senior finance manager of Cepheid, Inc. (NASDAQ: CPHD).  From October 2003 to September 2006, he was a financial consultant at Merrill Lynch.  Mr. Sun is a graduate of the Thunderbird School of Global Management.

Michael Wang joined Highpower in November 2009 as Director of Sales and was appointed Vice President of Sales and Marketing in March 2011.  Before joining Highpower, from September 2001 to October 2009, Mr. Wang served at various positions at Vale Inco, one of the world’s largest nickel miners and producers. Mr. Wang first joined Vale Inco’s Shanghai Office late 2001, in charge of the sales of Inco Special Products. In June 2005, Michael began working at Vale Inco’s Headquarters in Canada as the segment leader of Li-ion cathode materials. In June 2006, Michael returned to Vale Inco’s Shanghai Office, as the Director of Marketing for Nickel Downstream Products, focusing primarily on battery materials. From May 1997 to August 2001, Mr. Wang worked in various departments of Beijing Zhongke Sanhuan Hi-Tech Co., Ltd. Mr. Wang received his masters degree in materials science and engineering from the Beijing Institute of Technology in 1997, and received a second masters degree in Enterprise Management from the University of International Business and Economics of China in 2002.

Bin Ran joined Highpower in June 2010 as General Manager of Human Resources and was appointed Vice President of Strategy and Human Resources in March 2011. From April 2004 to April 2010, he worked for Shenzhen Joint Financial Group Co., Ltd, serving in positions at various of its portfolio companies, including General Manager of several companies such as Shenzhen Cbhandsun Management Consulting Co., Ltd, Guangzhou Cbhandsun Management Consulting Co., Ltd, Shenzhen Flink Training Center and Singapore Flink Training Center.  From July 1998 to March 2004, he worked as a management consultant at various companies including Shenzhen Quanxi Management Consulting Company, Singapore Corey Consulting Company. He was also invited as MBA professor of Zhongshan University, University of Northern Virginia, Inter American University.  From 1995 to 1997, Mr. Ran worked as an Engineer of GP Batteries International Limited. Mr. Ran received a bachelor’s degree in Electrochemistry from the Sichuan Light Chemical Engineering Institute in 1993.

Jia Wei Xiao has served as Vice President of Quality Control of the Company since November 2007 and as Vice General Manager of Quality Control of Shenzhen Highpower since October 2005. From October 2002 to September 2005, Mr. Xiao served as the Minister of the Quality Control Department of Shenzhen Highpower. Mr. Xiao received a bachelor’s degree in Check Technology and Instrument in 2000 from the China Institute of Metrology.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Subject to certain exceptions, under the listing standards of the NASDAQ Stock Market, LLC, a listed company’s board of directors must consist of a majority of independent directors. Currently, our board of directors has determined that each of the non-management directors, Xinhai Li, T. Joseph Fisher, III and Ping Li, is an “independent” director as defined by the listing standards of the NASDAQ Marketplace Rules currently in effect and approved by the U.S. Securities and Exchange Commission (“SEC”) and all applicable rules and regulations of the SEC.  All members of the Audit, Compensation and Nominating Committees satisfy the “independence” standards applicable to members of each such committee. The board of directors made this affirmative determination regarding these directors’ independence based on discussion with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The board of directors considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the board of director’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ Marketplace Rules.

Board Committees

Audit Committee

We established our Audit Committee in January 2008. The Audit Committee consists of Xinhai Li, T. Joseph Fisher, III and Ping Li, each of whom is an independent director. Mr. Ping Li, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The Audit Committee held 4 meetings during 2011. The purpose of the Audit Committee is to represent and assist our board of directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•

The appointment, replacement, compensation, and oversight of work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•	Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

The board of directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is posted on the Company’s website at: www.highpowertech.com.

Compensation Committee

We established our Compensation Committee in January 2008. The Compensation Committee consists of Xinhai Li and T. Joseph Fisher, III, each of whom is an independent director. Xinhai Li is the Chairman of the Compensation Committee. The Compensation Committee held 4 meetings during 2011. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for the Company’s directors, executive officers and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer. In reviewing and making decisions regarding the compensation of executive officers other than the Chief Executive Officer, the Committee may consult with the Company’s Chief Executive Officer and any others who can review the performance of the other executive officers, provide annual recommendations for individual management objectives, and provide input on strategic initiatives. The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant and other advisors to assist in the evaluation of director, Chief Executive Officer or executive officer compensation. The board of directors has adopted a written charter for the Compensation Committee. A current copy of the Compensation Committee Charter is posted on the Company’s website at: www.highpowertech.com.

Nominating Committee

The Nominating Committee consists of Xinhai Li and T. Joseph Fisher, III, each of whom is an independent director. T. Joseph Fisher, III is the Chairman of the Nominating Committee. The Nominating Committee held 4 meetings during 2011. The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our board of directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. The board of directors has adopted a written charter for the Nominating Committee. A current copy of the Nominating Committee Charter is posted on the Company’s website at: www.highpowertech.com.

Code of Ethics

The Company’s board of directors has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct. The Code is posted on the Company’s Web site located at www.highpowertech.com, and is available in print, without charge, upon written request to the Company at Highpower International, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China. The Company intends to post promptly any amendments to or waivers of the Code on its Web site.

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Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During the year ended December 31, 2011, the Board of Directors met 4 times.  Each of the current directors who was on the Board of Directors during 2011 attended at least 75% of the aggregate number of meetings held by the Board of Directors or committee on which the director served held during 2011.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. All directors attended our 2011 Annual Meeting of Stockholders.

Board Leadership Structure

The Company does not have a policy regarding whether the Chairman and Chief Executive Officer roles should be combined or separated. Rather, the Board retains flexibility to choose its Chairman in any way that it deems best for the Company at any given time. The Company currently has a combined Chairman and CEO position. Dang Yu Pan serves as our Chairman of the Board and Chief Executive Officer.  The Board believes that Dang Yu Pan’s in-depth knowledge of the battery industry and of the businesses and operations of the Company best equips him to lead Board meetings and focus the Board discussions on the most critical issues, as well as fostering greater communication between the Company’s management and the Board.

The Board believes that other aspects of the current leadership structure ensure effective independent Board leadership and oversight of management. For example, the non-management directors meet in executive sessions without our management without the CEO or any other members of management present. Non-management directors are those directors who are not also our executive officers and include directors, if any, who are not independent by virtue of the existence of a material relationship with our company. Executive sessions are led by our lead independent director Mr. Ping Li. An executive session is typically held in conjunction with each regularly scheduled Audit Committee meeting and other sessions may be called by the Audit Committee Chairman in his own discretion or at the request of the Board of Directors. The independent directors met 4 times in executive session in 2011.

The Board’s Role in Risk Oversight

Our Company faces a variety of risks, including investment risk, liquidity risk, and operational risk. It is management’s responsibility to manage the day-to-day risks that we face and bring to the Board of Directors’ attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company, with the oversight of certain risk areas delegated to board committees. For example, our Compensation Committee is responsible for assessing risks associated with our compensation programs, and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board’s oversight role is supported by management reporting processes that are designed to provide the Board and committees visibility into the identification, assessment, and management of critical risks.

The Director Nomination Process

Our Board of Directors considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. Minimally, nominees should have a reputation for integrity, honesty and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, they should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director. Although the Board does not maintain a formal policy regarding diversity, the Nominating Committee considers diversity to include diversity of backgrounds, cultures, education, experience, skills, thought, perspectives, personal qualities and attributes, and geographic profiles (i.e., where the individuals have lived and worked), as well as race, ethnicity, gender, national origin and other categories. The value of diversity on the Board should be considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. Our Nominating Committee and Board believe that a diverse representation on the Board fosters a healthy, comprehensive, and balanced deliberative and decision-making process that is essential to the continued effective functioning of the Board and continued success of the Company.

Additionally, the Board of Directors considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Board of Directors considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that the Board and its committees have the necessary resources to perform their respective functions effectively. The Board of Directors also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Board of Directors will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.

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Director Nominees by Stockholders. The Board of Directors will consider nominees recommended in good faith by our stockholders as long as these nominees for the appointment to the Board of Directors meet the requirements set forth above. Possible candidates who have been suggested by stockholders are evaluated by the Board of Directors in the same manner as are other possible candidates. Stockholders wishing to suggest a qualified director candidate for review and consideration by the Nominating Committee must provide a written statement to our corporate secretary that includes the following information: a statement that the proposing stockholder is recommending a candidate for consideration by the Nominating Committee; the candidate’s credentials and contact information; and the candidate’s written consent to be considered a candidate.  The Nominating Committee may request further information about the stockholder recommended candidate in order to comply with any applicable laws, rules or regulations or to the extent that such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.  If a stockholder submits a director recommendation in compliance with the procedure described above, the Nominating Committee will conduct an initial evaluation of the proposed nominee and, if it determines the proposed nominee may be a qualified candidate, the Nominating Committee and one or more members of our management team will interview the proposed nominee to determine whether he or she might be suitable to be a director. If the Nominating Committee determines the proposed nominee would be a valuable addition to our Board of Directors, based on the criteria for board membership described above and our Board of Directors' specific needs at the time, it will recommend to our Board of Directors such person's nomination. In connection with its evaluation, the Nominating Committee may request additional information from the proposed nominee and/or the proposing stockholder.

A stockholder may nominate an individual to stand for election to our board of directors at our annual meeting of stockholders. See “Nominations and Stockholder Proposals for 2013 Annual Meeting” below for information on submitting proposals to the Company.

Compensation Committee Interlocks and Insider Participation

During fiscal 2011, the Compensation Committee of the Board of Directors was composed of the following directors:

•          Xinhai Li (from January 1, 2011 to December 31, 2011)

•          Chao Li (from January 1, 2011 to April 25, 2011)

•          T. Joseph Fisher, III (from April 30, 2011 to December 31, 2011).

No member of the Compensation Committee during fiscal 2011 is a former or current officer or employee of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. No interlocking relationship exists between our board of directors and the board of directors or compensation committee of any other company.

Family Relationships

There are no family relationships among any of the officers and directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2011 and 2010 of the principal executive officer and up to two other officers who compensation exceeded $100,000 during such years (our “named executive officers”).

Name and Position	Year	Salary	Bonus	Option Awards (1)	All other compensation		Total
Dang Yu Pan, CEO and	2011	$44,000	$-	$-	$18,000	(2)	$62,000
Chairman	2010	$18,000	$-	$-	$25,000	(2)	$43,000
Henry Sun (3)	2011	$75,000	$-	$50,650	$-		$125,650
	2010	$-	$-	$-	$-		$-
Bin Ran (4)	2011	$72,982	$-	$31,619	$-		$104,601
	2010	$-	$-	$-	$-		$-

(1)   Represents the full grant date fair value computed in accordance with FASB ASC Topic 718. For assumptions used in calculation of option awards, see Note 16 (Share Based Payment) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

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(2)   Fees earned or paid for service as a director of the Company.

(3)   Henry Sun was appointed Chief Financial Officer and Corporate Secretary of the Company in January 2011.

(4)   Bin Ran was appointed Vice President of Strategy and Human Resources in March 2011.

Employment Agreements and Termination of Employment and Change of Control Arrangements

We do not have any employment agreements with any of our named executive officers. On January 21, 2011, the Company granted Mr. Sun ten-year options to purchase an aggregate of 250,000 shares of common stock at an exercise price of $3.55 per share, of which 25,000 are currently vested. The remainder of the options vest as follows: 50,000 on November 1, 2012; 75,000 on November 1, 2013 and 100,000 on November 1, 2014. On January 21, 2011, the Company granted Mr. Ran ten-year options to purchase an aggregate of 100,000 shares of common stock at an exercise price of $3.55 per share, of which 30,000 are currently vested. The remainder of the options vest as follows: 30,000 on June 1, 2013 and 40,000 on June 1, 2014.

Outstanding Equity Awards at 2011 Fiscal Year End

The following table sets forth the outstanding stock options for each of our named executive officers as of December 31, 2011.

OUTSTANDING OPTION AWARDS AT FISCAL YEAR-END
Name	Number of Securities Underlying Unexercised options (#) exercisable	Number of Securities Underlying Unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Henry Sun	25,000	225,000	3.55	1/11/2021
Bin Ran	10,000	90,000	3.55	1/11/2021

Director Compensation

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2011 by members of board of directors. Compensation information for Dang Yu Pan, our Chief Executive Officer and Chairman of the Board, is described in the summary compensation table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Chao Li (2)	4,000	-	-	-	-	-	4,000
T. Joseph Fisher, III (3)	24,000	-	1,871	-	-	-	25,871
Xin Hai Li	11,000	-	-	-	-	-	11,000
Ping Li	11,000	-	-	-	-	-	11,000

 _____________

(1)   Represents the full grant date fair value computed in accordance with FASB ASC Topic 718. For assumptions used in calculation of option awards, see Note 16 (Share Based Payment) to our consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)   Chao Li resigned from the Board of Directors on April 25, 2011.

(3)   Mr. Fisher was appointed to the Board of Directors on April 30, 2011.

Dang Yu Pan and Wen Liang Li are management board members. We offer our management board members a total compensation package, which includes salary, bonus and director fees, based on benchmarks reported by Shenzhen Labor Bureau. Once determine the total compensation for our management board members using the benchmarks, we allocate a portion of their total annual compensation to compensation for services rendered as board members. In the future, we expect to continue to allocate a portion of our management board members’ total annual compensation as compensation for their service as directors.

We do not have a formal policy with respect to the compensation of our non-executive board members. We pay our non-executive directors for their services at the rate of $1,500 to $3,000 per month.

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Directors are eligible to receive, from time to time, grants of options to purchase shares under our equity incentive plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2011 regarding compensation plans, including any individual compensation arrangements, under which equity securities of Highpower International, Inc. are authorized for issuance.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	640,000	$3.04	1,343,000
Equity compensation plans not approved by security holders	-	-	-
Total	-	N/A	1,343,000

As of October 8, 2012, there were 1,303,000 shares available for issuance pursuant to the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth as of the Record Date certain information with respect to beneficial ownership of our common stock based on 13,582,106 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of the outstanding common stock of our company;

•	Each named executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

The number of shares of our common stock outstanding as of the Record Date excludes 47,500 shares of our common stock issuable upon exercise of outstanding warrants and 680,000 shares of our common stock issuable upon the exercise of outstanding options.  Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

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Name and Address of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership		Percent of Class

Directors and Executive Officers
Dang Yu Pan	Chief Executive Officer and Chairman of the Board	2,932,073	(1)	21.6%

Wen Liang Li	Vice President, Chief Technology Officer and Director	2,034,770		15.0%

Henry Sun	Chief Financial Officer and Corporate Secretary	75,000	(2)	0.5%

Wen Wei Ma	Vice President of Manufacturing	924,897		6.8%

Bin Ran	Vice President of Strategy and Human Resources	30,000	(2)	0.2%

Xinhai Li	Director	-		-

T. Joseph Fisher, III	Director	5,000	(2)	*

Ping Li	Director	-		-

Officers and Directors as a Group (total of 10 persons)		6,133,740	(3)	44.8%

* Less than 0.1%

____

(1)          Includes 269,959 shares held by a company that is 100% owned by Mr. Pan.

(2)          Represents shares underlying options exercisable within 60 days of the Record Date.

(3)          Includes 110,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the Record Date.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s securities are currently registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, and pursuant to Rule 16a-2 promulgated under the Exchange Act, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership with regards to their ownership of equity securities under Sections 13 or 16 of the Exchange Act. Based on a review of written representations from our executive officers and directors and a review of Forms 3, 4 and 5 furnished to us, we believe that during the fiscal year ended December 31, 2011, the following directors, officers and owners of more than 10% failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.

•        Dang Yu Pan failed to timely file a Form 5 reporting one transaction;

•        Henry Sun failed to timely file a Form 4 to report a grant of options;

•        Bin Ran and Michael Wang each failed to timely file a Form 3.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent under the standards adopted by the Board of Directors and applicable NASDAQ Stock Market Rules and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm and the performance of the Company’s internal controls and of our independent registered public accounting firm.

The Audit Committee has reviewed and discussed with the Company’s management, internal finance staff, internal auditors, the Company’s independent auditors, with and without management present, the Company’s audited financial statements for the fiscal year ended December 31, 2011 and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee has also discussed with the Company’s independent auditors the results of the independent auditors’ examinations and the judgments concerning the quality, as well as the acceptability, of the Company’s accounting principles and such other matters that the Company is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including Statement on Auditing Standards No. 114). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence from the Company and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to the independent auditors during the year.

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Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

Respectfully submitted,

Xinhai Li

Ping Li

T. Joseph Fisher, III

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Subsidiaries of Highpower International, Inc.

Hong Kong Highpower Technology Co., Ltd. (“HKHT”) and Icon Energy System Co. Ltd., wholly-owned subsidiaries of Highpower International, Inc., and each of HKHT’s wholly owned–subsidiaries Shenzhen Highpower, HZ Highpower Technology Co., Ltd., and SZ Springpower, and Shenzhen Highpower’s wholly-owned subsidiary, HZ HTC and 60%-owned subsidiary Ganzhou Highpower Technology Co., Ltd., each have interlocking executive and director positions with the Company.

Guarantee Agreements

Mr. Dang Yu Pan, our Chairman and Chief Executive Officer, has provided personal guarantees under our outstanding banking facilities. SZ Highpower, SZ Springpower and HKHTC also provided guarantees for fellow subsidiaries. The following table shows the amount outstanding on each of our bank loans as of December 31, 2011 and the guarantors of each loan.

Name of Bank	Amount Granted	Amount Outstanding Under Loan	Guaranteed by
Standard Chartered Bank(Hong Kong)	$13.0 million	$13.0 million	Cash(RMB) in bank
Shenzhen Development Bank Co., Ltd	$15.9 million	$10.8 million	Dang Yu Pan and SZ pringpower
Industrial and Commercial Bank of China	$9.5 million	$4.9 million	Dang Yu Pan, SZ Springpower and HKHTC
Citibank (Hong Kong) Co., Ltd.	$3.0 million	$0.1 million	SZ Highpower
Standard Chartered Bank Shenzhen branch	$2.0 million	$2.0 million	Dang Yu Pan and SZ Springpower
China Everbright Bank	$7.9 million	$3.1 million	Xiamen Tungsten Co., LTD
Wing Lung bank (Hong Kong)	$5.2 million	$0
Total:	$56.5 million	$33.9 million

Policy for Approval of Related Party Transactions

We do not currently have a formal related party approval policy for review and approval of transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K.

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2013 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 17, 2013. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2013 annual meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting.  If notice of any such proposal is not received by the Company at its principal executive offices on or before August 31, 2013 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).

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If the date of our 2013 annual meeting has been changed by more than 30 days from the date of our 2012 annual meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2013 annual meeting.

Mailing Instructions

Proposals should be delivered to Highpower International, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Dang Yu Pan. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to c/o Dang Yu Pan, Highpower International, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, or by telephone at (86) 755-89686238 specifying whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder communications and depending on the subject matter, will: forward the inquiry to the chairman of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is directed towards a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry, if it relates to an improper or inappropriate topic or is otherwise irrelevant

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Henry Sun
Henry Sun, Chief Financial Officer and Corporate Secretary
on behalf of the Board of Directors

Dated: October 9, 2012

Shenzhen, China

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ANNUAL MEETING OF STOCKHOLDERS OF

HIGHPOWER INTERNATIONAL, INC.

November 18, 2012, 10:00 a.m., China Standard Time

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	Election of Directors	FOR ALL THE NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)

	Dang Yu Pan	☐	☐	☐
Wen Liang Li
T. Joseph Fisher, III
Xinhai Li
Ping Li

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and strike a line through the nominee’s name in the list below

NOMINEE: Dang Yu Pan Wen Liang Li T. Joseph Fisher, III Xinhai Li Ping Li

2.	Ratify the selection of Marcum Bernstein & Pinchuk LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please check here if you plan to attend the meeting.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HIGHPOWER INTERNATIONAL, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 18, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Highpower International, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 9, 2012, and hereby appoints Dang Yu Pan and Wen Liang Li, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Highpower International, Inc. to be held on November 18, 2012, at 10:00 a.m., China Standard Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” APPROVAL OF PROPOSAL 2.  AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE

ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)